UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 7, 2014 (May 7, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Caesars Entertainment Corporation (“Caesars Entertainment”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1 (the “Disclosure Material”), which information is incorporated by reference herein. The Disclosure Material, which has not been previously reported, was provided on May 7, 2014 to lenders in connection with Caesars Growth Properties Holdings, LLC’s (“CGPH”) previously announced $700 million of term loans which closed on May 5, 2014. CGPH is an indirect subsidiary of Caesars Growth Partners, LLC (“Growth Partners”), which is a joint venture between Caesars Acquisition Company and Caesars Entertainment.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Caesars Entertainment’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Caesars Entertainment have based these forward-looking statements on its current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “present,” “preserve,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are necessarily estimates reflecting the best judgment of Caesars Entertainment’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	access to available and reasonable financing on a timely basis, including Caesars Entertainment Operating Company, Inc.’s (“CEOC”) new incremental term loan (and related repayment of 2015 maturities) and Bank Amendment which may not be consummated on the terms contemplated or at all;

•	shares of CEOC may not be listed in the future and, if they are listed, a market for CEOC shares may never develop;

•	the assertion and outcome of litigation or other claims that may be brought against Caesars Entertainment by creditors of CEOC, some of whom have notified Caesars Entertainment of their objection to various transactions undertaken by Caesars Entertainment and its subsidiaries in 2013 and 2014;

•	CEOC may not be able to expand its board of directors to include two independent directors;

•	the impact of Caesars Entertainment’s substantial indebtedness and the restrictions in Caesars Entertainment’s debt agreements;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the ability to realize the expense reductions from cost savings programs, including the program to increase Caesars Entertainment’s working capital and excess cash by $500 million;

•	the previously disclosed sale of Harrah’s New Orleans to Caesars Growth Partners, LLC may not be consummated on the terms contemplated or at all;

•	the ability of Caesars Entertainment’s customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

•	changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	the ability to recoup costs of capital investments through higher revenues;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors, competition for new licenses and operating and market competition;

•	the ability to timely and cost-effectively integrate companies that Caesars Entertainment acquires into its operations;

•	the potential difficulties in employee retention and recruitment as a result of Caesars Entertainment’s substantial indebtedness, the ongoing downturn in the U.S. regional gaming industry, or any other factor;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;

•	severe weather conditions or natural disasters, including losses therefrom, including losses in revenues and damage to property, and the impact of severe weather conditions on Caesars Entertainment’s ability to attract customers to certain of its facilities, such as the amount of losses and disruption to us as a result of Hurricane Sandy in late October 2012;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions and fines and taxation;

•	acts of war or terrorist incidents or uprisings, including losses therefrom, including losses in revenues and damage to property;

•	the effects of environmental and structural building conditions relating to Caesars Entertainment’s properties;

•	access to insurance on reasonable terms for Caesars Entertainment’s assets; and

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans.

These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in Caesars Entertainment’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Caesars Entertainment undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Disclosure Material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: May 7, 2014	By:	/s/ Donald A. Colvin
	Name:	Donald A. Colvin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure Material.